UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 15, 2006

SIRVA, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-31902	52-2070058
(State or other jurisdiction	(Commission File Number)	(IRS Employer
of incorporation)		Identification No.)

700 Oakmont Lane
Westmont, Illinois 60559

(Address of principal executive offices, including zip code)

(Registrant’s telephone number, including area code): (630) 570-3050

Not Applicable

(Former name or former address, if changed from last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12(b))
☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01               Entry Into a Material Definitive Agreement

Seventh Amendment to Credit Agreement

Effective August 15, 2006, SIRVA, Inc. (“SIRVA”), through its subsidiary SIRVA Worldwide, Inc. (“SIRVA Worldwide”), entered into a seventh amendment, dated August 15, 2006 (the “Seventh Amendment”), to the credit agreement, dated as of December 1, 2003 (as amended, the “Credit Agreement”), among SIRVA Worldwide, the foreign subsidiary borrowers from time to time parties thereto, the several lenders from time to time parties thereto, JPMorgan Chase Bank, N.A., as administrative agent, and the other agents parties thereto.  The lenders include affiliates of LaSalle Bank National Association and General Electric Capital Corporation, which are also “purchasers” under SIRVA’s receivables securitization facility.  Defined terms not otherwise described in this section of Item 1.01 have the meanings ascribed to them in the Credit Agreement.

Among other matters, the Seventh Amendment amended several definitions, including that of “Applicable Margin,” as applied to any given type of Loans, with respect to both ABR Loans and Eurocurrency Loans.  The Seventh Amendment also required that 50% of SIRVA Worldwide’s Excess Cash Flow be used to prepay outstanding loans under the Credit Agreement.

Under the Seventh Amendment, the lenders allowed SIRVA to deliver, on or before August 15, 2006, unaudited financial statements in satisfaction of certain of its reporting obligations under the Credit Agreement.  The Seventh Amendment also required that SIRVA deliver (i) its audited financial statements for the year ended December 31, 2005 no later than October 16, 2006; and (ii) its unaudited financial statements for the quarters ended March 31, 2006 and June 30, 2006 no later than November 15, 2006.

The Seventh Amendment also permitted SIRVA Worldwide to pay to SIRVA amounts sufficient to fund interest on additional debt capital and/or dividends on additional equity capital raised by SIRVA, provided that (A) the aggregate amount of all such payments in any fiscal year shall not exceed 10% of the aggregate principal amount or aggregate liquidation preference, as applicable, of such additional debt or equity capital and (B) at the time of such payment, no Default or Event of Default shall have occurred and be continuing. In the event that SIRVA receives cash proceeds from the issuance, incurrence or sale of such capital, the Seventh Amendment provides that SIRVA will contribute the net cash proceeds thereof to the equity of SIRVA Worldwide, and that SIRVA Worldwide will apply such net cash proceeds in an amount equal to the greater of (i) $30,000,000 or (ii) 30% of such net cash proceeds to the prepayment of outstanding Term Loans.  Amounts prepaid on account of Term Loans pursuant to this provision may not be reborrowed.  SIRVA Worldwide will then apply the remainder of such net cash proceeds to the prepayment of any outstanding Revolving Credit Loans (with no permanent reduction in the Revolving Credit Commitments).

In the event that SIRVA has issued, incurred or sold additional equity or debt capital generating net cash proceeds of at least $70,000,000, the Seventh Amendment also amends the Interest Coverage Ratio and the Consolidated Leverage Ratio covenants.

In connection with the execution and delivery of the Seventh Amendment, the Lenders waived any Default or Event of Default arising solely by reason of:  (i) SIRVA Worldwide’s failure to comply with the Financial Condition Covenants for the periods of four consecutive fiscal quarters ended on each of December 31, 2005, March 31, 2006 and June 30, 2006; and (ii)

certain representations and warranties of the Borrower being inaccurate in all material respects on, or as of, each date made or deemed made.

In connection with the execution and delivery of the Seventh Amendment, SIRVA Worldwide paid the consenting lenders an amendment fee in an amount equal to 0.50% of the sum of each such lender’s Revolving Credit Commitment and Term Loans outstanding as of August 15, 2006.

The description of the Seventh Amendment set forth above is qualified in its entirety by reference to the actual terms of the Seventh Amendment, which is attached hereto as Exhibit 10.1 and is incorporated herein by reference.

Eighth Amendment to Amended and Restated Receivables Sale Agreement

Effective August 15, 2006, SIRVA, through SIRVA Relocation Credit, LLC, its wholly-owned, special purpose subsidiary (“SRC”), and its subsidiaries SIRVA Relocation LLC (“SIRVA Relocation”) and Executive Relocation Corporation (“Executive Relocation”), entered into an eighth amendment, dated as of August 15, 2006 (the “Eighth Amendment”), to the Amended and Restated Receivables Sale Agreement, dated as of December 23, 2004 (as amended, the “Sale Agreement”), with the several purchasers party thereto (the “Purchasers”), as Purchasers, and LaSalle Bank National Association (“LaSalle”), as Agent.  The receivables are primarily home equity advances and other payments made on behalf of transferees and corporate clients, arising under certain relocation services agreements.  As previously disclosed, an affiliate of LaSalle sold all of the issued and outstanding stock of Executive Relocation to a subsidiary of SIRVA in December 2004.  Affiliates of LaSalle and certain of the Purchasers are lenders under the Credit Agreement.  Capitalized terms not otherwise defined in this section of Item 1.01 have the meanings ascribed to them in the Sale Agreement.

Under the Sale Agreement, SRC sells undivided percentage interests in a receivables portfolio on a non-recourse basis to the Purchasers, which are unaffiliated third parties.  The initial payment for the interests in the receivables pool is discounted and the balance only paid if and when the receivables are collected.  Because SRC is entitled to payment from the collected balances, it retains an interest in the unfunded portion of the sold receivables, and it also retains an interest in the amount of any receivables that are not eligible under the terms of the Sale Agreement.  SIRVA Relocation and Executive Relocation are involved in the receivables collection process.

Among other matters, the Eighth Amendment revised several definitions, including that  of “Applicable Base Margin,” and extended until (i) October 16, 2006 the deadline for SIRVA to deliver its unqualified audited financial statements for the fiscal year ended December 31, 2005 and (ii) November 16, 2006, the deadline for SIRVA to deliver its unaudited financial statements for each of the quarterly periods ending March 31, 2006 and June 30, 2006.

Under the Eighth Amendment, the Agent and the Purchasers consented to the Seventh amendment to the Credit Agreement, as described above, but have not waived any rights or remedies they may have with respect to the matters, except as set forth in Section 3(a)(vi) of the fifth amendment to the Sale Agreement, dated as of November 14, 2005, that are the subject of

SIRVA’s previously disclosed audit committee review or the formal investigation by the U.S. Securities and Exchange Commission (“SEC”), or any related matters.

In connection with the execution and delivery of the Eighth Amendment, SRC paid an amendment fee to the Agent (for the account of the Purchasers, proportionately according to their Commitment Percentages) of 0.25% of the Aggregate Commitment (as defined in the Sale Agreement).

The description of the Eighth Amendment set forth above is qualified in its entirety by reference to the actual terms of the Eighth Amendment, which is attached hereto as Exhibit 10.2 and is incorporated herein by reference.

Ninth Amendment to Amended and Restated Receivables Sale Agreement

Effective August 16, 2006, SIRVA, through SRC, and SIRVA Relocation and Executive Relocation, entered into a ninth amendment, dated as of August 16, 2006 (the “Ninth Amendment”), to the Sale Agreement, with the Purchasers, as Purchasers, and LaSalle, as Agent.  Capitalized terms not otherwise defined in this section of Item 1.01 have the meanings ascribed to them in the Sale Agreement, as amended by the Ninth Amendment.

Among other matters, the Ninth Amendment revised certain definitions and added new defined terms, which relate principally to the eligibility of receivables purchased under the Sale Agreement and the purchase price paid by the Purchasers for those receivables.  Subject to certain conditions, the Ninth Amendment also provided that SRC may, from time to time on or prior to December 31, 2006, request an increase in the Aggregate Commitment and the Purchase Limit by an amount (for all such requests) not exceeding $25,000,000.

In connection with the increase in the Aggregate Commitment and Purchase Limit, SRC agreed to pay an increase fee of 0.15% of the amount of each increase of the Commitment of any Purchaser to the Agent for the account of such Purchaser.

Under the Ninth Amendment, the Agent and the Purchasers have not waived any rights or remedies they may have with respect to the matters, except as set forth in Section 3(a)(vi) of the fifth amendment to the Sale Agreement, dated as of November 14, 2005, that are the subject of SIRVA’s previously disclosed audit committee review or the formal investigation by the SEC, or any related matters.

The description of the Ninth Amendment set forth above is qualified in its entirety by reference to the actual terms of the Ninth Amendment, which is attached hereto as Exhibit 10.3 and is incorporated herein by reference.

Separation Agreement

On August 15, 2006, SIRVA entered into a General Release, Separation & Consulting Agreement (the “Separation Agreement”), effective as of December 31, 2006 (the “Termination Date”), with Robert J. Rosing, SIRVA’s former President, Global Relocation Operations.  During the period from June 30, 2006 through December 31, 2006, Mr. Rosing will continue to receive his current pay ($290,000 on an annualized basis, paid in equal monthly installments) and benefits and will provide services to SIRVA on special projects.  Mr. Rosing resigned from all officer positions he held at SIRVA and its subsidiaries, effective June 30, 2006.

Under the Separation Agreement, SIRVA will provide severance pay and benefits to Mr. Rosing, including:  (i) severance pay of $290,000 for the twelve-month period beginning on the first regular pay period following the Termination Date and ending on the date twelve months thereafter (the “Severance Period”); (ii) during the Severance Period, health benefits as previously provided to Mr. Rosing by SIRVA, excluding short and long term disability benefits and life insurance benefits, at the same rates charged to active SIRVA employees for such benefits; (iii) during the Severance Period, a $16,800 automobile allowance; (iv) a one-time lump-sum payment, payable no later than March 15, 2007, of $270,934 (before payroll taxes and withholdings), of which $109,809 represents approximately one-fourth of the Black-Scholes value of certain equity awards that Mr. Rosing was expected to receive; and (v) reimbursement of up to $10,000 in the aggregate for financial planning and legal fees related to the Separation Agreement.

Under the Separation Agreement, Mr. Rosing acknowledged that upon payment of the amounts set forth in the Separation Agreement, he shall have received full payment for services rendered on SIRVA’s behalf; provided that Mr. Rosing did not waive his rights to (i) exercise vested stock options, (ii) any vested benefits under SIRVA’s 401(k) plan and the SIRVA Executive Retirement & Savings Plan, (iii) continue group health insurance coverage pursuant to COBRA, or (iv) convert group life insurance coverage to an individual policy.  In addition, under the Separation Agreement, Mr. Rosing agreed to a general release of claims with respect to SIRVA.

Mr. Rosing may revoke the Separation Agreement within seven days after he signed it by delivering written notice of such revocation to SIRVA.  Severance benefits will not commence until after such period has expired.

The description of the Separation Agreement set forth above is qualified in its entirety by reference to the actual terms of the Separation Agreement, which is attached hereto as Exhibit 10.4 and is incorporated herein by reference.

Item 9.01               Financial Statements and Exhibits.

(a)          Financial Statements of Businesses Acquired.

Not applicable.

(b)          Pro Forma Financial Information.

Not applicable.

(c)           Shell Company Transactions.

Not applicable.

(d)          Exhibits

10.1         Seventh Amendment, dated as of August 15, 2006, to the Credit Agreement, dated as of December 1, 2003, as amended, among SIRVA Worldwide, Inc., the foreign subsidiary borrowers from time to time parties thereto, the several lenders from time to time parties thereto, JPMorgan Chase Bank, N.A., as administrative agent for the lenders, and the other agents parties thereto.

10.2         Eighth Amendment to Amended and Restated Receivables Sale Agreement, dated as of August 15, 2006, among SIRVA Relocation Credit, LLC, as seller, SIRVA Relocation LLC and Executive Relocation Corporation, as servicers and originators, the Purchasers party thereto, and LaSalle Bank National Association, as agent.

10.3         Ninth Amendment to Amended and Restated Receivables Sale Agreement, dated as of August 16, 2006, among SIRVA Relocation Credit, LLC, as seller, SIRVA Relocation LLC and Executive Relocation Corporation, as servicers and originators, the Purchasers party thereto, and LaSalle Bank National Association, as agent.

10.4         General Release, Separation & Consulting Agreement, dated as of August 15, 2006, by and between SIRVA, Inc. and its direct and indirect subsidiaries and Robert Rosing.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SIRVA, INC.

Date: August 16, 2006
	By:	/s/ Eryk J. Spytek
	Name:	Eryk J. Spytek
	Title:	Senior Vice President, General Counsel and Secretary

Exhibit Index

Exhibit	Description
10.1

Seventh Amendment, dated as of August 15, 2006, to the Credit Agreement, dated as of December 1, 2003, as amended, among SIRVA Worldwide, Inc., the foreign subsidiary borrowers from time to time parties thereto, the several lenders from time to time parties thereto, JPMorgan Chase Bank, N.A., as administrative agent for the lenders, and the other agents parties thereto.

10.2

Eighth Amendment to Amended and Restated Receivables Sale Agreement, dated as of August 15, 2006, among SIRVA Relocation Credit, LLC, as seller, SIRVA Relocation LLC and Executive Relocation Corporation, as servicers and originators, the Purchasers party thereto, and LaSalle Bank National Association, as agent.

10.3

Ninth Amendment to Amended and Restated Receivables Sale Agreement, dated as of August 16, 2006, among SIRVA Relocation Credit, LLC, as seller, SIRVA Relocation LLC and Executive Relocation Corporation, as servicers and originators, the Purchasers party thereto, and LaSalle Bank National Association, as agent.

10.4	General Release, Separation & Consulting Agreement, dated as of August 15, 2006, by and between SIRVA, Inc. and its direct and indirect subsidiaries and Robert Rosing.